UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2005

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)
Delaware	010306	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

-Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

(c) Exhibits

Exhibit 99.1 News release of Independence Holding Company dated April 15, 2005, announcing purchase of block of American Independence Corp. Shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

(Registrant)
By: Teresa A. Herbert /s/ Teresa A. Herbert Teresa A. Herbert Senior Vice President & Chief Financial Officer	Date:	April 15, 2005

Exhibit 99.1

INDEPENDENCE HOLDING COMPANY                                                                                                   CONTACT: TERESA A. HERBERT

96 CUMMINGS POINT ROAD                                                                                                                                                       (203) 358-8000

STAMFORD, CONNECTICUT 06902                                                                                                                    www.Independenceholding.com

                                                                                                                                                                                                                     NYSE: IHC

NEWS RELEASE

INDEPENDENCE HOLDING COMPANY ANNOUNCES PURCHASE OF

BLOCK OF AMERICAN INDEPENDENCE CORP. SHARES

Stamford, Connecticut, April 15, 2005. Independence Holding Company (NYSE: IHC) announced that today it purchased 162,000 shares of the common stock of American Independence Corp. (NASDAQ: AMIC) for $2,081,700. This brings IHC's ownership of AMIC to 3,546,685 shares or approximately 42% of the outstanding common stock.

Mr. Roy T.K. Thung, Chief Executive Officer, commented "We are pleased that we increased our ownership of American Independence Corp. to 42%. AMIC is an insurance holding company which owns managing general underwriters (MGUs) that produce the majority of IHC's medical stop-loss business and an insurance company that is IHC's largest reinsurer."

About Independence Holding Company

IHC is a holding company principally engaged in the life and health insurance business and the acquisition of blocks of policies through its subsidiaries, Standard Security Life Insurance Company of New York, Madison National Life Insurance Company, Inc. and Strategic Health Associates Inc., and its affiliate, AMIC. Standard Life markets medical stop-loss, long-term and short-term disability, employer-sponsored group major medical, short-term medical, group life and managed health care products. Madison Life sells group life and disability, employer medical stop-loss, credit life and disability and individual life insurance. AMIC is a holding company principally engaged in the insurance and reinsurance business through Independence American Insurance Company and its employer medical stop-loss and managed care managing general underwriters.